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                                                                    EXHIBIT 23.2


                          CONSENT OF SPECIAL COUNSEL


   We hereby consent to the references of our firm under the caption "Legal Matters" in the Registration Statement on Form S-3 and the related Prospectus of MGM Grand, Inc. (Registration No. 333-03759).


                                         /s/  LIONEL SAWYER & COLLINS
                                    ---------------------------------------
                                            LIONEL SAWYER & COLLINS

Las Vegas, Nevada
June 20, 1996